SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                             Date of Report: March 15, 1994

                             SOUTHWESTERN BELL CORPORATION

                                 A Delaware Corporation

                               Commission File No. 1-8610

                              IRS Employer No. 43-1301883

                        175 E. Houston, San Antonio, Texas 78205

                            Telephone Number (210) 821-4105
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          Item 7. Financial Statements and Exhibits

          Southwestern Bell Corporation is filing herewith the following exhibits.

               (c)  Exhibits.

          EXHIBIT
          NUMBER              DESCRIPTION

          4-a Southwestern Bell Capital Corporation Officers' Certificate for Treasury Indexed Floating Rate Notes, one of a duly authorized issue of notes of the Series,"Medium-Term Notes, Series D, Due Nine Months to Thirty Years From Date of Issue," pursuant to Section 2.02(b) of the Indenture

          4-b       Form of Global Treasury Indexed Floating Rate Note
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                                       SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHWESTERN BELL CORPORATION


                                            /s/ Donald E. Kiernan
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer



          March 15, 1994
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